Exhibit 10.8.2

AMENDMENT NO. 1 TO

PROMISSORY NOTE

This Amendment No. 1 to Promissory Note (this “Amendment”) is entered into as of August 30, 2021 by and among Spindletop Health Acquisition Corp., a Delaware corporation (the “Company”) and Spindletop Health Sponsor Group, LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Sponsor”) of the Promissory Note (the “Note”) issued on February 23, 2021. The Company and the Sponsor are collectively referred to herein as the “Parties.” Unless otherwise specified herein, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Note.

RECITALS

A.

The Parties hereto wish to enter into an amendment to the Note to extend the Note payable date from the earlier of August 31, 2021 or the closing of the initial public offering of the Company to December 31, 2021 or the closing of the initial public offering.

B.	Section 13 of the Note provides that the Note may be amended with, and only with, the written consent of the Company and Sponsor.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Notwithstanding anything stated to the contrary therein, Section 1 of the Note shall be amended and restated in its entirety as follows:

“Principal. The principal balance of this Note shall be payable on the earlier of: (i) December 31, 2021 and (ii) the date on which Maker consummates an initial public offering of its securities (the “IPO”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any executive officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.”

2.	The amendment contained in this Amendment is effective as of the date hereof and is binding upon Parties.

3.	Except for the amendment provided herein, the Note remains unchanged.

4.

This Amendment may be executed in any number of counterparts (including, without limitation, facsimile counterparts), each which will be deemed an original, and all of which together shall constitute one instrument.

5.	This Amendment, together with the Note, constitutes the full and entire understanding and agreement between the Parties with regard to the subjects hereof and thereof.

[Signatures appear on following page]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

SPINDLETOP HEALTH ACQUISITION CORP. a Delaware corporation

By:	/s/ Evan Melrose

Name:	Evan Melrose
Its:	Chief Executive Officer and Chief Financial Officer

Signature Page to Amendment No. 1 to

Promissory Note

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

SPINDLETOP HEALTH SPONSOR GROUP, LLC, a Delaware limited liability company

By:	/s/ Evan Melrose

Name:	Evan Melrose
Its:	Authorized Person

Signature Page to Amendment No. 1 to

Promissory Note